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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated November 20, 1998 included and incorporated by reference in MTS Systems Corporation's Form 10-K for the year ended September 30, 1998 and to all references to our Firm in this registration statement.

                                   /s/ Arthur Andersen LLP

                                   ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
   April 28, 1999